Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
Asset Manager Portfolio
September 30, 2021
VIPAM-NPRT3-1121
1.808793.117
U.S. Treasury Obligations - 0.4%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.05% 10/7/21 to 12/30/21 (b) (Cost $4,729,721)	4,730,000	4,729,775

Fixed-Income Funds - 39.0%
	Shares	Value ($)
Fidelity Emerging Markets Debt Central Fund (c)	320,651	2,924,338
Fidelity Emerging Markets Debt Local Currency Central Fund (c)	29,550	2,965,080
Fidelity Floating Rate Central Fund (c)	303,443	30,617,441
Fidelity High Income Central Fund (c)	131,789	15,203,133
Fidelity Inflation-Protected Bond Index Central Fund (c)	342,768	38,897,289
Fidelity International Credit Central Fund (c)	171,684	17,511,765
Fidelity VIP Investment Grade Central Fund (c)	2,961,174	327,742,752
iShares 20+ Year Treasury Bond ETF (d)	203,496	29,368,544
TOTAL FIXED-INCOME FUNDS (Cost $438,084,040)		465,230,342

Money Market Funds - 7.0%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (e)	52,917,060	52,927,643
Fidelity Securities Lending Cash Central Fund 0.06% (e)(f)	29,947,655	29,950,650
TOTAL MONEY MARKET FUNDS (Cost $82,878,293)		82,878,293

Equity Funds - 56.1%
	Shares	Value ($)
Domestic Equity Funds - 41.7%
Fidelity Commodity Strategy Central Fund (c)	4,146,109	20,937,849
Fidelity Real Estate Equity Central Fund (c)	123,832	17,459,105
Fidelity U.S. Equity Central Fund (c)	3,467,842	459,593,131
TOTAL DOMESTIC EQUITY FUNDS		497,990,085
International Equity Funds - 14.4%
Fidelity Emerging Markets Equity Central Fund (c)	199,208	55,327,946
Fidelity International Equity Central Fund (c)	1,085,534	115,989,344
TOTAL INTERNATIONAL EQUITY FUNDS		171,317,290
TOTAL EQUITY FUNDS (Cost $407,597,574)		669,307,375

TOTAL INVESTMENT IN SECURITIES - 102.5% (Cost $933,289,628)	1,222,145,785
NET OTHER ASSETS (LIABILITIES) - (2.5)%	(29,732,656)
NET ASSETS - 100.0%	1,192,413,129

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	210	Dec 2021	45,126,375	1,945,286	1,945,286
ICE E-mini MSCI EAFE Index Contracts (United States)	88	Dec 2021	9,974,800	472,245	472,245
ICE MSCI Emerging Markets Index Contracts (United States)	338	Dec 2021	21,050,640	994,108	994,108

TOTAL FUTURES CONTRACTS					3,411,639
The notional amount of futures sold as a percentage of Net Assets is 6.4%

Security Type Abbreviations
ETF	-	Exchange-Traded Fund

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,729,775.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Security or a portion of the security is on loan at period end.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	1,741,225	130,543,548	79,356,615	5,934	(515)	-	52,927,643	0.1%
Fidelity Commodity Strategy Central Fund	-	21,773,330	1,102,364	3,427,786	(6,874)	273,757	20,937,849	2.6%
Fidelity Emerging Markets Debt Central Fund	9,932,336	379,578	7,223,113	192,637	(460,688)	296,225	2,924,338	0.1%
Fidelity Emerging Markets Debt Local Currency Central Fund	5,544,231	68,637	2,281,000	68,637	44,116	(410,904)	2,965,080	3.1%
Fidelity Emerging Markets Equity Central Fund	81,956,840	2,044,520	26,911,541	825,695	6,340,482	(8,102,355)	55,327,946	2.9%
Fidelity Floating Rate Central Fund	8,564,031	22,876,557	1,089,260	498,807	2,942	263,171	30,617,441	1.1%
Fidelity High Income Central Fund	17,631,951	918,589	4,178,268	643,168	439,337	391,524	15,203,133	0.6%
Fidelity Inflation-Protected Bond Index Central Fund	50,576,543	709,149	13,996,000	59,528	942,230	665,367	38,897,289	3.3%
Fidelity International Credit Central Fund	14,720,662	4,154,466	1,026,726	307,903	61,229	(397,866)	17,511,765	3.0%
Fidelity International Equity Central Fund	114,403,396	14,884,442	24,300,059	1,359,417	5,276,096	5,725,469	115,989,344	3.1%
Fidelity Real Estate Equity Central Fund	1,609,363	14,227,327	875,117	175,770	35,385	2,462,147	17,459,105	1.1%
Fidelity Securities Lending Cash Central Fund 0.06%	22,737,100	137,935,386	130,721,836	41,229	-	-	29,950,650	0.1%
Fidelity U.S. Equity Central Fund	465,433,626	9,028,640	82,060,317	3,282,424	16,303,804	50,887,378	459,593,131	1.7%
VIP Investment Grade Central Fund	365,332,953	24,572,358	48,795,343	11,422,333	(377,172)	(12,990,044)	327,742,752	4.3%
Total	1,160,184,257	384,116,527	423,917,559	22,311,268	28,600,372	39,063,869	1,188,047,466

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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